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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934



Date of Report (Date of earliest event reported):    August 15, 2001
                                                   --------------------


                        CHILDTIME LEARNING CENTERS, INC.
                        ---------------------------------
             (Exact name of registrant as specified in its charter)


         Michigan                        0-27656                 38-3261854
----------------------------        -----------------        -------------------
(State or other jurisdiction           (Commission              (IRS Employer
      of incorporation)                File Number)          Identification No.)



38345 West 10 Mile Road, Suite 100, Farmington Hills, Michigan        48335
--------------------------------------------------------------   ---------------
         (Address of principal executive offices)                   (Zip Code)


Registrant's telephone number, including area code   (248) 476-3200
                                                   --------------------

                                 Not applicable
         --------------------------------------------------------------
         (Former name or former address, if changed since last report.)


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ITEMS 1-4.        NOT APPLICABLE.

ITEM 5.           OTHER EVENTS.

         On August 15, 2001, Childtime Learning Centers, Inc. (the "Company"), issued a press release (the "Press Release") announcing (i) the appointment of a new Chairman of the Board, (ii) the change in title of the former Chairman of the Board to Vice Chairman of the Board and (iii) the appointment of a new President and Chief Executive Officer. The Press Release is attached hereto as
Exhibit 99 and is incorporated herein by reference.

ITEM 6.           NOT APPLICABLE.

ITEM 7.           FINANCIAL STATEMENTS AND EXHIBITS.

                  (a) - (b)      Not Applicable.

                  (c)            Exhibits

                                 99 Press Release issued by Childtime Learning Centers, Inc., dated August 15, 2001

ITEM 8.           NOT APPLICABLE.


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       CHILDTIME LEARNING CENTERS, INC.

Date:  August 22, 2001
                                       By:  /s/ Leonard C. Tylka
                                            ------------------------------------

                                       Name:  Leonard C. Tylka
                                              ------------------

                                       Title:  Interim Chief Financial Officer
                                               and Treasurer
                                               -------------------------------


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                                  EXHIBIT INDEX


EXHIBIT NO.           DESCRIPTION

Exhibit 99 Press Release issued by Childtime Learning Centers, Inc., dated August 15, 2001